Supplement to the John Hancock Consumer Industries Fund Prospectus
                               dated March 1, 2001

On page 4, the "Portfolio Managers" section for the John Hancock Consumer Industries Fund has been changed as follows:

         PORTFOLIO MANAGERS

         Team responsible for day-to-day
          investment management



11/7/01